                                             POWER OF ATTORNEY

                  The undersigned trustees of American Skandia Trust (the "Trust") hereby appoint
         Eric C. Freed, Edward P. Macdonald and Susann A. Palumbo (with full power to each of them to act alone), his attorney-in-fact and agent, in all capacities, to execute, file or withdraw any of the documents referred to below relating to the Trust's Registration
         Statements on Form N-14 under the Securities Act of 1933, or any amendments to such
         Registration Statements, covering the sales of shares by the AST Alger All-Cap Portfolio and the AST MFS Growth Portfolio of the Trust under prospectuses becoming effective after this date, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority.  Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully to all intents and purposes as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause of be done by virtue hereof.  The undersigned officers and directors hereby execute this Power of Attorney as of the 29th day of November, 2000.

/s/JAN R. CARENDI                                          _______________________________________
JAN R. CARENDI                                             DAVID E. A. CARSON

-------------------------------------                      ---------------------------------------
THOMAS M. MAZZAFERRO                                       THOMAS M. O'BRIEN

---------------------------------------                    ---------------------------------------
JOHN A. PILESKI                                            F. DON SCHWARTZ

                                                           ---------------------------------------
                                                           JULIAN A. LERNER

                                             POWER OF ATTORNEY

                  The undersigned trustees of American Skandia Trust (the "Trust") hereby appoint
         Eric C. Freed, Edward P. Macdonald and Susann A. Palumbo (with full power to each of them to act alone), his attorney-in-fact and agent, in all capacities, to execute, file or withdraw any of the documents referred to below relating to the Trust's Registration
         Statements on Form N-14 under the Securities Act of 1933, or any amendments to such
         Registration Statements, covering the sales of shares by the AST Alger All-Cap Portfolio and the AST MFS Growth Portfolio of the Trust under prospectuses becoming effective after this date, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority.  Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully to all intents and purposes as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause of be done by virtue hereof.  The undersigned officers and directors hereby execute this Power of Attorney as of the 29th day of November, 2000.

_____________________________________                      /s/ DAVID E.A. CARSON
JAN R. CARENDI                                             DAVID E. A. CARSON

/s/ THOMAS M. MAZZAFERRO                                   /s/ THOMAS A. O'BRIEN
THOMAS M. MAZZAFERRO                                       THOMAS M. O'BRIEN

/s/ JOHN A. PILESKI                                        /s/ F. DON SCHWARTZ
JOHN A. PILESKI                                            F. DON SCHWARTZ

                                                           /s/ JULIAN A. LERNER
                                                           JULIAN A. LERNER